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INGEVITY CORPORATION

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On March 12, 2025, Ingevity Corporation issued the following press release.

Ingevity names Michael N. Shukov as senior vice president and president of Advanced Polymer Technologies

Accomplished specialty chemicals executive brings over 25 years of experience transforming business profitability and driving growth in new markets at global companies

NORTH CHARLESTON, S.C., Mar 12, 2025 – Ingevity Corporation (NYSE:NGVT) today announced that Michael N. Shukov has been appointed as senior vice president and president, Advanced Polymer Technologies, effective March 12, 2025. He will also join Ingevity’s executive leadership team.

Shukov joins Ingevity following more than eight years at PPG Industries, a global producer of advanced coatings, paints and specialty materials for industrial markets, where he most recently served as managing director of PPG Industrial Coatings, EMEA. Over the course of his career, Shukov has held leadership roles at Solvay Group, Dow Chemical Company and Rohm and Haas.

“Michael is a proven leader bringing more than 25 years of specialty chemicals experience to Ingevity,” said Ingevity interim CEO, Luis Fernandez-Moreno. “With his global market experience and impressive track record of transforming business profitability, we are confident he is the right leader for Advanced Polymer Technologies to drive efficiencies through operational excellence and accelerate profitable segment growth across product lines and geographies. We are pleased to welcome him to Ingevity’s leadership team.”

“I am excited to be joining Ingevity’s Advanced Polymer Technologies business and have long been impressed by its position as a leading global producer of high performance caprolactone,” said Shukov. “In this new role, I look forward to leveraging my experience leading high performing teams to advance strategic penetration of new markets and significantly improve profitability. I am pleased to be joining such a talented management team as we work to advance Ingevity’s strategic actions and capitalize on our opportunities for growth.”

About Michael N. Shukov

Michael N. Shukov served as managing director at PPG Industrial Coatings, EMEA, a division of PPG Industries, from 2020-2023, where he led operational transformation, integrated multiple acquisitions and drove strategic penetration of higher growth and higher margin markets.

During his more than eight years at PPG Industries, Shukov served in roles of increasing responsibility including as managing director at PPG Russia, where he drove an increase in profitable growth for multiple coatings businesses. Earlier in his career, he held roles at various global specialty chemicals companies throughout EMEA and Russia including Solvay Group, Dow Chemical Company and Rohm and Hass (prior to the company’s acquisition by Dow Chemical).

Shukov holds a master of arts in German and French from the University of Oxford, Wadham College, and a master of business administration from the London Business School.

Ingevity: Purify, Protect and Enhance

Ingevity provides products and technologies that purify, protect and enhance the world around us. Through a team of talented and experienced people, we develop, manufacture and bring to market solutions that help customers solve complex problems and make the world more sustainable. We operate in three reporting segments: Performance Materials, which includes activated carbon; Advanced Polymer Technologies, which includes caprolactone polymers; and Performance Chemicals, which includes specialty chemicals and road technologies. Our products are used in a variety of demanding applications, including adhesives, agrochemicals, asphalt paving, certified biodegradable bioplastics, coatings, elastomers, pavement markings and automotive components. Headquartered in North Charleston, South Carolina, Ingevity operates from 31 countries around the world and employs approximately 1,600 people. The company’s common stock is traded on the New York Stock Exchange (NYSE:NGVT). For more information, visit ingevity.com.

About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, the potential benefits of any leadership transition; expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, such factors detailed from time to time in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this press release. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this press release.

Additional Information and Where to Find It

In connection with Ingevity’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), Ingevity filed on March 10, 2025 with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. The Proxy Statement is in preliminary form and Ingevity intends to file and mail to stockholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. This communication is not a substitute for any proxy statement or other document that Ingevity has filed or may file with the SEC in connection with any solicitation by Ingevity. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY INGEVITY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents, including the Proxy Statement (and any amendments or supplements thereto) and other documents filed by Ingevity with the SEC, are available free of charge at the SEC’s website at http://www.sec.gov and at Ingevity’s investor relations website at http://ir.ingevity.com.

Participants in the Solicitation

Ingevity, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ingevity stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding such participants and their respective interests in Ingevity by security holdings or otherwise is set forth in the section entitled “Appendix C: Supplemental Information Regarding Participants in the Solicitation” in the Proxy Statement, which was filed with the SEC on March 10, 2025, and will be included in Ingevity’s definitive proxy statement, once available. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

On March 12, 2025, Ingevity Corporation also shared the following letter with its employees.

Dear Colleagues,

It is my pleasure to announce that Michael N. Shukov has been named as the company’s senior vice president and president, Advanced Polymer Technologies, effective March 12, 2025. Michael will report to me and join Ingevity’s Executive Team.

Michael is a proven leader bringing more than 25 years of specialty chemicals experience building high performing teams, transforming business profitability and developing new business in global markets. He has served in leadership roles with companies throughout EMEA, including Russia, and brings extensive experience leading diverse teams and operating in dynamic business environments. We are confident he is the right leader to drive efficiencies through operational optimization and further our penetration in strategic markets to scale profitable growth across product lines and geographies.

Most recently, Michael served as managing director at PPG Industrial Coatings, EMEA, a division of PPG Industries, from 2020-2023, where he led operational transformation, integrated multiple acquisitions and drove strategic penetration of higher growth and higher margin markets. During his more than eight years at PPG Industries, he served in roles of increasing responsibility including as managing director at PPG Russia, where he drove an increase in profitable growth for the multiple coatings businesses. Earlier in his career, he held roles at various premier specialty chemicals multinationals including Solvay Group, Dow Chemical Company and Rohm and Hass.

His approach to team building and strengthening employee engagement by empowering teams to take ownership and drive innovation aligns with our IngeviWay in Action values and makes Michael well suited to lead our talented team and drive the next phase of growth for APT.

Michael holds a master of arts in German and French from the University of Oxford, Wadham College, and a master of business administration from London Business School. He currently resides in London and will be relocating to the Warrington area.

Reporting to Michael will be Joel Neale, Global Commercial Director; Paul Shelley, Plant Manager; and Steve Monaghan, Marketing Director and Innovation Director.

Please join me in wishing Michael the best of luck in his new role, and as always, please work safely and stay healthy.

Best regards,

Luis Fernandez-Moreno
Interim President and CEO

Additional Information and Where to Find It

In connection with Ingevity’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), Ingevity filed on March 10, 2025 with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. The Proxy Statement is in preliminary form and Ingevity intends to file and mail to stockholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. This communication is not a substitute for any proxy statement or other document that Ingevity has filed or may file with the SEC in connection with any solicitation by Ingevity. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY INGEVITY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents, including the Proxy Statement (and any amendments or supplements thereto) and other documents filed by Ingevity with the SEC, are available free of charge at the SEC’s website at http://www.sec.gov and at Ingevity’s investor relations website at http://ir.ingevity.com.

Participants in the Solicitation

Ingevity, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ingevity stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding such participants and their respective interests in Ingevity by security holdings or otherwise is set forth in the section entitled “Appendix C: Supplemental Information Regarding Participants in the Solicitation” in the Proxy Statement, which was filed with the SEC on March 10, 2025, and will be included in Ingevity’s definitive proxy statement, once available. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

On March 12, 2025, Ingevity Corporation also announced the appointment of Michael N. Shukov as senior vice president and president, Advanced Polymer Technologies, on its social media channels by posting the below image and linking to the press release described above.